UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: September 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS

VARIABLE INCOME TRUST

LEGG MASON WESTERN ASSET VARIABLE

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2010

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 36.1%
CONSUMER DISCRETIONARY - 2.3%
Automobiles - 0.1%
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	$155,000	$50,762	(a)

Hotels, Restaurants & Leisure - 0.2%
MGM MIRAGE Inc., Senior Notes	6.750%	9/1/12	65,000	61,750
Station Casinos Inc., Senior Notes	7.750%	8/15/16	50,000	5	(a)(b)

Total Hotels, Restaurants & Leisure				61,755

Media - 1.9%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	10,000	9,988	(c)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000	51,782
Comcast Corp., Notes	6.500%	1/15/15	120,000	140,834
Comcast Corp., Notes	5.875%	2/15/18	10,000	11,556
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	50,000	52,437
DISH DBS Corp., Senior Notes	6.625%	10/1/14	10,000	10,475
DISH DBS Corp., Senior Notes	7.750%	5/31/15	40,000	42,850
NBC Universal Inc., Senior Notes	4.375%	4/1/21	30,000	30,429	(c)
News America Inc., Senior Notes	6.200%	12/15/34	20,000	21,675
News America Inc., Senior Notes	6.650%	11/15/37	10,000	11,542
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	50,000	65,885
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	20,000	26,453
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	140,000	181,042
Time Warner Inc., Senior Notes	4.700%	1/15/21	10,000	10,618
Time Warner Inc., Senior Notes	7.625%	4/15/31	50,000	62,168

Total Media				729,734

Multiline Retail - 0.1%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	21,750	22,702	(d)
Sears Holding Corp., Senior Secured Notes	6.625%	10/15/18	20,000	20,000	(c)

Total Multiline Retail				42,702

TOTAL CONSUMER DISCRETIONARY				884,953

CONSUMER STAPLES - 1.5%
Beverages - 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	80,000	90,471
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	10,000	11,040
Diageo Finance BV	3.250%	1/15/15	50,000	52,929

Total Beverages				154,440

Food & Staples Retailing - 0.6%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	70,000	85,087
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	122,693	138,563

Total Food & Staples Retailing				223,650

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.625%	11/1/11	5,000	5,253
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	100,000	111,913

Total Food Products				117,166

Tobacco - 0.2%
Altria Group Inc., Senior Notes	8.500%	11/10/13	40,000	47,931
Reynolds American Inc., Senior Notes	7.250%	6/1/12	50,000	54,091

Total Tobacco				102,022

TOTAL CONSUMER STAPLES				597,278

ENERGY - 4.6%
Energy Equipment & Services - 0.1%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	40,000	41,400

Oil, Gas & Consumable Fuels - 4.5%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	20,000	22,070
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	40,000	48,718
Apache Corp., Senior Notes	5.100%	9/1/40	70,000	70,694
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	80,000	87,193
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	20,000	20,399
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	10,000	10,525

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	$40,000	$42,000
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	10,000	10,225
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	45,000	46,238
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	105,000	135,311
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	30,000	32,925	(c)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	50,000	53,634
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	22,000	22,943
Hess Corp., Notes	8.125%	2/15/19	110,000	144,862
Kerr-McGee Corp., Notes	7.875%	9/15/31	95,000	108,224
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	100,000	102,534
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	20,000	21,605
Noble Energy Inc., Senior Notes	8.250%	3/1/19	60,000	78,173
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	10,000	10,813
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	15,000	16,461
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	26,000	29,233
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	32,000	35,585
QEP Resources Inc., Senior Notes	6.875%	3/1/21	30,000	32,625
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	35,000	36,313	(c)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	90,000	99,263
Stone Energy Corp., Senior Subordinated Notes	6.750%	12/15/14	55,000	50,875
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	50,000	57,747
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	25,000	26,500
Williams Cos. Inc., Debentures	7.500%	1/15/31	22,000	24,960
Williams Cos. Inc., Notes	7.875%	9/1/21	44,000	53,527
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	52,000	59,571
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	8,000	10,052
XTO Energy Inc., Senior Notes	7.500%	4/15/12	30,000	33,065
XTO Energy Inc., Senior Notes	5.500%	6/15/18	30,000	35,996
XTO Energy Inc., Senior Notes	6.500%	12/15/18	50,000	63,776

Total Oil, Gas & Consumable Fuels				1,734,635

TOTAL ENERGY				1,776,035

FINANCIALS - 15.8%
Capital Markets - 2.0%
Credit Suisse Guernsey Ltd., Junior Subordinated Notes	5.860%	5/15/17	80,000	76,450	(e)(f)
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	10,000	10,661
Goldman Sachs Group Inc., Notes	5.450%	11/1/12	20,000	21,580
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	10,000	10,743
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	20,000	21,753
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	10,000	10,413
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	260,000	274,552
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	370,000	100,825	(a)(b)(c)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	90,000	234	(a)(e)(f)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	60,000	156	(a)(e)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	50,000	11,312	(a)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	20,000	22,467
Morgan Stanley, Medium-Term Notes	5.625%	1/9/12	100,000	105,342
Morgan Stanley, Medium-Term Notes	0.975%	10/18/16	50,000	44,005	(e)
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	70,000	73,954

Total Capital Markets				784,447

Commercial Banks - 4.8%
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	100,000	110,958
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	50,000	53,486	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	20,000	21,721	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	120,000	129,000	(c)(e)(f)
Glitnir Banki HF, Notes	6.330%	7/28/11	150,000	46,500	(a)(b)(c)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	130,000	0	(a)(b)(c)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	100,000	100,648	(c)(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	$260,000	$29,250	(a)(b)(c)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	100,000	102,511	(c)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	100,000	105,727	(c)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	120,000	117,742	(c)(e)(f)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	100,000	109,005
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	10,000	10,081
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	50,000	50,157
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	40,000	40,115
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	50,000	50,579
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	120,000	116,783	(c)(e)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	130,000	85,358	(c)(e)(f)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	100,000	105,084	(c)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	60,000	55,975	(e)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	290,000	315,496
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000	97,930

Total Commercial Banks				1,854,106

Consumer Finance - 2.1%
Ally Financial Inc., Notes	1.750%	10/30/12	100,000	102,368
Ally Financial Inc., Senior Notes	6.625%	5/15/12	62,000	64,790
Ally Financial Inc., Senior Notes	7.500%	12/31/13	51,000	54,698
Ally Financial Inc., Senior Notes	6.750%	12/1/14	92,000	96,773
Ally Financial Inc., Senior Notes	8.300%	2/12/15	20,000	21,850	(c)
Ally Financial Inc., Senior Notes	8.000%	3/15/20	50,000	54,750	(c)
American Express Co., Subordinated Debentures	6.800%	9/1/66	100,000	100,750	(e)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	40,000	44,349
SLM Corp., Medium-Term Notes, Senior Notes	2.673%	4/1/14	30,000	25,239	(e)
SLM Corp., Medium-Term Notes, Senior Notes	5.375%	5/15/14	225,000	219,116
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	30,000	28,594
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	25,000	19,279

Total Consumer Finance				832,556

Diversified Financial Services - 5.5%
Bank of America Corp., Senior Notes	4.500%	4/1/15	210,000	220,565
Bank of America Corp., Senior Notes	5.625%	7/1/20	20,000	21,174
Bank of America Corp., Subordinated Notes	7.400%	1/15/11	60,000	61,098
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	90,000	92,294
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	30,000	33,568
Citigroup Inc., Notes	6.500%	8/19/13	40,000	44,224
Citigroup Inc., Senior Notes	6.000%	12/13/13	110,000	120,691
Citigroup Inc., Senior Notes	6.875%	3/5/38	150,000	168,086
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	180,000	187,122
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	100,000	100,571
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	160,000	184,360
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	120,000	120,450	(e)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	30,000	32,325	(c)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	140,000	150,500	(c)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	400,000	438,968
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	110,000	124,674
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	20,000	20,650

Total Diversified Financial Services				2,121,320

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurance - 1.4%
American International Group Inc., Junior
Subordinated Debentures	6.250%	3/15/37	$110,000	$94,875
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	20,000	20,800
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	190,000	178,600
MetLife Inc., Senior Notes	6.750%	6/1/16	60,000	71,712
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	60,000	74,095	(c)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	100,000	96,125	(e)

Total Insurance				536,207

TOTAL FINANCIALS				6,128,636

HEALTH CARE - 2.2%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	30,000	32,920

Health Care Providers & Services - 1.3%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	30,000	31,950
DaVita Inc., Senior Notes	6.625%	3/15/13	29,000	29,616
HCA Inc., Senior Notes	6.300%	10/1/12	10,000	10,200
HCA Inc., Senior Notes	6.250%	2/15/13	58,000	59,305
HCA Inc., Senior Secured Notes	9.625%	11/15/16	1,000	1,088	(d)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	30,000	35,073
WellPoint Health Networks Inc., Notes	6.375%	1/15/12	300,000	319,510
WellPoint Inc., Notes	5.875%	6/15/17	10,000	11,541

Total Health Care Providers & Services				498,283

Pharmaceuticals - 0.8%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	120,000	138,547
Pfizer Inc., Senior Notes	6.200%	3/15/19	90,000	111,002
Wyeth, Notes	5.950%	4/1/37	50,000	59,200

Total Pharmaceuticals				308,749

TOTAL HEALTH CARE				839,952

INDUSTRIALS - 2.7%
Aerospace & Defense - 0.5%
Boeing Co., Senior Notes	6.000%	3/15/19	40,000	48,345
Boeing Co., Senior Notes	4.875%	2/15/20	20,000	22,891
L-3 Communications Corp., Senior Subordinated Notes	5.875%	1/15/15	125,000	128,437

Total Aerospace & Defense				199,673

Airlines - 0.8%
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	70,000	71,313	(c)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	162,512	170,426
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	29,589	29,219
United Airlines, Pass-Through Trust, Secured Notes	9.750%	1/15/17	28,552	31,478

Total Airlines				302,436

Industrial Conglomerates - 1.2%
Tyco International Group SA, Notes	6.000%	11/15/13	420,000	476,367

Road & Rail - 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	20,000	24,050
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	40,000	44,050

Total Road & Rail				68,100

TOTAL INDUSTRIALS				1,046,576

INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	10,000	11,673

MATERIALS - 0.8%
Chemicals - 0.2%
FMC Finance III SA, Senior Notes	6.875%	7/15/17	60,000	64,500

Containers & Packaging - 0.0%
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	25,000	0	(a)(b)(g)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	$60,000	$67,060
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	30,000	36,234
Rio Tinto Finance USA Ltd., Senior Notes	5.875%	7/15/13	10,000	11,153
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	35,000	35,963
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	2,000	2,468
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	3,000	3,649
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	2,000	2,522
Vale Overseas Ltd., Notes	6.875%	11/21/36	70,000	80,147

Total Metals & Mining				239,196

TOTAL MATERIALS				303,696

TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 2.7%
AT&T Inc., Global Notes	5.500%	2/1/18	100,000	116,164
AT&T Inc., Global Notes	6.550%	2/15/39	50,000	58,351
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	75,000	86,627
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	5,000	5,356
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	10,000	10,900	(c)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	40,000	40,400	(c)
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	160,000	160,000
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	50,000	51,250
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	140,000	151,245
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	80,000	87,200
Verizon Global Funding Corp., Notes	7.375%	9/1/12	80,000	89,701
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	120,000	129,482
Windstream Corp., Senior Notes	8.625%	8/1/16	40,000	42,500

Total Diversified Telecommunication Services				1,029,176

Wireless Telecommunication Services - 0.7%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	30,000	33,997
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	30,000	37,118
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	200,000	215,000

Total Wireless Telecommunication Services				286,115

TOTAL TELECOMMUNICATION SERVICES				1,315,291

UTILITIES - 2.8%
Electric Utilities - 0.8%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	70,000	76,579
FirstEnergy Corp., Notes	7.375%	11/15/31	155,000	168,881
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	70,000	79,617

Total Electric Utilities				325,077

Gas Utilities - 0.7%
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	220,000	228,862	(c)
Southern Natural Gas Co., Notes	5.900%	4/1/17	20,000	22,053	(c)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	25,000	29,463

Total Gas Utilities				280,378

Independent Power Producers & Energy Traders - 1.0%
AES Corp., Senior Notes	7.750%	10/15/15	40,000	43,000
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	35,000	37,625	(c)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	20,000	13,550
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	86,901	41,930	(d)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	207,326	206,790
NRG Energy Inc., Senior Notes	7.375%	2/1/16	35,000	36,094

Total Independent Power Producers & Energy Traders				378,989

Multi-Utilities - 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	122,616

TOTAL UTILITIES				1,107,060

TOTAL CORPORATE BONDS & NOTES (Cost - $14,136,178)				14,011,150

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 4.4%
FINANCIALS - 4.4%
Automobiles - 0.5%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	$100,000	$106,581	(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	80,000	88,392	(c)

Total Automobiles				194,973

Home Equity - 2.3%
Accredited Mortgage Loan Trust, 2005-3 A1	0.496%	9/25/35	70,848	65,837	(e)
ACE Securities Corp., 2006-SL2 A	0.426%	1/25/36	380,044	21,466	(e)
Bear Stearns Asset-Backed Securities Trust, 2004-BO1 1A2	0.606%	9/25/34	31,423	31,376	(e)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.506%	6/25/34	83,405	20,908	(e)
Countrywide Home Equity Loan Trust, 2006-RES 4Q1B	0.557%	12/15/33	293,919	62,046	(c)(e)
First Horizon ABS Trust, 2006-HE1 A	0.416%	10/25/34	256,846	134,081	(e)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.556%	3/25/35	268,654	220,560	(c)(e)
Indymac Home Equity Loan Asset-Backed Trust, 2006-H1 A	0.426%	4/25/36	214,334	55,790	(e)
Lehman XS Trust, 2006-14N 1A1B	0.466%	9/25/46	398,426	189,999	(e)
SACO I Trust, 2006-4 A1	0.426%	2/25/34	222,127	62,468	(e)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	7,825	0	(b)(c)

Total Home Equity				864,531

Student Loan - 1.6%
Education Funding Capital Trust, 2003-3 A6	1.759%	12/15/42	50,000	47,687	(e)
Education Funding Capital Trust, 2003-3 A7	1.758%	12/15/42	50,000	47,063	(e)
Keycorp Student Loan Trust, 2003-A 1A2	0.758%	10/25/32	65,597	64,009	(e)
SLM Student Loan Trust, 2003-4 A5E	1.042%	3/15/33	400,000	379,240	(c)(e)(g)
Student Loan Consolidation Center, 2002-1 A6	1.789%	3/1/42	100,000	91,500	(c)(e)

Total Student Loan				629,499

TOTAL ASSET-BACKED SECURITIES (Cost - $3,030,296)				1,689,003

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.2%
American Home Mortgage Investment Trust, 2005-1 6A	2.534%	6/25/45	350,149	300,358	(e)
Banc of America Mortgage Securities, 2005-H 2A1	4.019%	9/25/35	252,009	215,437	(e)
Commercial Mortgage Pass-Through Certificates, 2001-J2A A1	5.447%	7/16/34	207,757	210,340	(c)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	30,636	32,066
Countrywide Alternative Loan Trust, 2005-72 A1	0.526%	1/25/36	356,513	234,043	(e)
Countrywide Alternative Loan Trust, 2006-OA6 1A1A	0.466%	7/25/46	406,243	220,608	(e)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-23 A	2.606%	11/25/34	254,479	174,761	(e)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.556%	5/25/35	260,967	163,934	(e)
CS First Boston Mortgage Securities Corp., 2005-C6 A4	5.230%	12/15/40	500,000	549,020	(e)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR1 2A1	1.982%	8/25/35	111,584	83,991	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.467%	3/19/45	227,366	138,569	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.290%	3/19/46	319,365	165,243	(e)

GS Mortgage Securities Corp. II, 2001-1285 C	6.712%	8/15/18	40,000	41,136	(c)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.018%	10/25/35	359,571	270,600	(e)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.607%	1/19/35	271,792	155,582	(e)
Harborview Mortgage Loan Trust, 2004-8 2A4A	0.657%	11/19/34	234,170	167,059	(e)
Harborview Mortgage Loan Trust, 2004-8 3A2	0.657%	11/19/34	95,955	55,918	(e)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.971%	3/25/35	144,201	110,068	(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Indymac Index Mortgage Loan Trust, 2006-AR4 A1A	0.466%	5/25/46	$477,544	$271,292	(e)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.333%	8/25/37	238,283	152,620	(e)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-LD11 A3	6.006%	6/15/49	200,000	211,449	(e)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	127,144	89,422
MASTR ARM Trust, 2007-R5 A1	4.927%	11/25/35	126,057	82,560	(c)(e)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	4.766%	3/25/36	448,226	272,046	(e)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.706%	1/25/37	136,324	80,208	(e)
Structured ARM Loan Trust, 2005-21 1A	3.771%	11/25/35	138,839	77,608	(e)
Structured Asset Mortgage Investments Inc., 2006- AR5 2A1	0.466%	5/25/46	222,587	124,380	(e)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.290%	3/20/47	286,419	23,629	(b)(c)(e)(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.546%	12/25/45	213,884	164,570	(e)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR16 6A3	3.108%	10/25/35	295,545	271,357	(e)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $6,917,827)				5,109,874

MORTGAGE-BACKED SECURITIES - 30.7%
FHLMC - 8.3%
Federal Home Loan Mortgage Corp. (FHLMC)	5.356%	2/1/36	157,380	165,218	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.784%	2/1/37	35,239	37,534	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	6.062%	3/1/37	201,857	214,435	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.745%	5/1/37	78,854	84,063	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.839%	5/1/37	94,128	100,364	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	10/13/40	300,000	307,687	(h)
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	10/13/40	300,000	312,047	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	2/1/15-5/1/16	29,940	32,313
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/31	139,343	154,740
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	319,895	339,921
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	11/1/36	662,949	700,694
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	12/1/36-2/1/37	424,576	457,426
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	10/13/40	300,000	318,235	(h)

Total FHLMC				3,224,677

FNMA - 14.5%
Federal National Mortgage Association (FNMA)	6.500%	3/1/16-11/1/36	775,616	850,948
Federal National Mortgage Association (FNMA)	5.500%	12/1/16-11/1/36	100,251	107,731
Federal National Mortgage Association (FNMA)	3.500%	10/18/25-11/16/40	700,000	721,188	(h)
Federal National Mortgage Association (FNMA)	4.500%	10/18/25-10/13/40	300,000	314,531	(h)
Federal National Mortgage Association (FNMA)	7.500%	2/1/30-7/1/31	36,702	41,960
Federal National Mortgage Association (FNMA)	7.000%	7/1/30-4/1/32	272,944	310,159
Federal National Mortgage Association (FNMA)	6.000%	3/1/32-4/1/32	367,271	403,796
Federal National Mortgage Association (FNMA)	5.000%	6/1/35	191,543	202,987
Federal National Mortgage Association (FNMA)	3.500%	10/1/40	100,000	100,892
Federal National Mortgage Association (FNMA)	4.000%	10/13/40	200,000	205,625	(h)

Federal National Mortgage Association (FNMA)	5.500%	10/13/40-11/10/40	600,000	637,781	(h)
Federal National Mortgage Association (FNMA)	6.000%	10/13/40	1,600,000	1,718,750	(h)

Total FNMA				5,616,348

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
GNMA - 7.9%
Government National Mortgage Association (GNMA)	7.000%	6/15/28-7/15/29	$32,978	$37,665
Government National Mortgage Association (GNMA)	6.500%	9/15/28-2/15/31	145,414	163,396
Government National Mortgage Association (GNMA)	5.000%	1/15/40-8/20/40	789,744	846,816
Government National Mortgage Association (GNMA)	4.500%	10/20/40	100,000	105,344	(h)
Government National Mortgage Association (GNMA)	5.500%	10/20/40	900,000	966,656	(h)
Government National Mortgage Association (GNMA)	6.000%	10/20/40	300,000	325,392	(h)
Government National Mortgage Association (GNMA)	3.500%	11/18/40	100,000	100,641	(h)
Government National Mortgage Association (GNMA)	4.000%	11/18/40	500,000	515,159	(h)

Total GNMA				3,061,069

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $11,527,997)				11,902,094

MUNICIPAL BONDS - 0.4%
California - 0.1%
California State, GO, Build America Bonds	7.300%	10/1/39	40,000	42,378

Georgia - 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	30,000	32,286
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	10,000	10,607

Total Georgia				42,893

Texas - 0.2%
North Texas Higher Education Authority Inc., Student Loan Revenue	1.460%	7/1/30	80,000	79,647	(e)

TOTAL MUNICIPAL BONDS (Cost - $160,326)				164,918

SOVEREIGN BONDS - 2.5%
Italy - 1.0%
Region of Lombardy	5.804%	10/25/32	350,000	376,913

Japan - 0.5%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	190,000	200,613

Mexico - 0.4%
United Mexican States, Medium-Term Notes	5.875%	1/15/14	140,000	159,250

Russia - 0.6%
Russian Foreign Bond-Eurobond	11.000%	7/24/18	175,000	250,031	(c)

TOTAL SOVEREIGN BONDS (Cost - $915,771)				986,807

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 13.9%
U.S. Government Agencies - 2.2%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	300,000	338,010	(c)
Federal Home Loan Bank (FHLB), Bonds	1.500%	1/16/13	50,000	51,002
Federal National Mortgage Association (FNMA)	6.250%	5/15/29	100,000	131,118
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	100,000	66,162
Federal National Mortgage Association (FNMA), Senior Notes	7.125%	1/15/30	90,000	129,117
Tennessee Valley Authority, Notes	5.250%	9/15/39	40,000	46,610
Tennessee Valley Authority, Senior Bonds	4.625%	9/15/60	70,000	73,288

Total U.S. Government Agencies				835,307

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations - 11.7%
U.S. Treasury Bonds	8.000%	11/15/21	$80,000	$120,675
U.S. Treasury Bonds	4.375%	11/15/39	920,000	1,032,269
U.S. Treasury Bonds	4.375%	5/15/40	390,000	438,082
U.S. Treasury Bonds	3.875%	8/15/40	600,000	620,344
U.S. Treasury Notes	0.625%	6/30/12	230,000	230,970
U.S. Treasury Notes	0.750%	9/15/13	10,000	10,034
U.S. Treasury Notes	1.250%	8/31/15	270,000	269,958
U.S. Treasury Notes	2.750%	5/31/17	990,000	1,047,467
U.S. Treasury Notes	1.875%	8/31/17	310,000	309,782
U.S. Treasury Notes	3.500%	5/15/20	440,000	477,675

Total U.S. Government Obligations				4,557,256

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $5,073,279)				5,392,563

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.5%
U.S. Treasury Bonds, Inflation Indexed (Cost - $162,465)	2.500%	1/15/29	162,467	192,168	(i)

			SHARES
COMMON STOCKS - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares (Cost - $773)			25	581	*

PREFERRED STOCKS - 0.2%
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Citigroup Capital XII, Junior Subordinated Notes	8.500%		2,450	64,704
Citigroup Capital XIII, Junior Subordinated Notes	7.875%		1,000	25,900	*

Total Diversified Financial Services				90,604

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		7,000	3,010	*(e)
Federal National Mortgage Association (FNMA)	7.000%		300	237	*(e)
Federal National Mortgage Association (FNMA)	8.250%		5,300	2,306	*(e)

Total Thrifts & Mortgage Finance				5,553

TOTAL PREFERRED STOCKS (Cost - $409,722)				96,157

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.0%
SemGroup Corp. (Cost - $0)		11/30/14	27	155	*

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $42,334,634)				39,545,470

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 12.0%
U.S. Government Agencies - 0.1%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $39,941)	0.240%	5/9/11	$40,000	$39,956	(i)(j)

U.S. Treasury Bills - 3.8%
U.S. Treasury Bills (Cost - $1,489,649)	0.177%	11/18/10	1,490,000	1,489,648	(j)

Repurchase Agreements - 8.1%
Morgan Stanley tri-party repurchase agreement dated 9/30/10; Proceeds at maturity - $3,154,018; (Fully collateralized by U.S. government agency obligations, 0.182% to 0.990% due 12/14/11 to 10/26/12; Market value - $3,217,190) (Cost - $3,154,000)	0.200%	10/1/10	3,154,000	3,154,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $4,683,590)				4,683,604

TOTAL INVESTMENTS - 113.9% (Cost - $47,018,224#)				44,229,074
Liabilities in Excess of Other Assets - (13.9)%				(5,413,352)

TOTAL NET ASSETS - 100.0%				$38,815,722

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	The coupon payment on these securities is currently in default as of September 30, 2010.

(b)	Illiquid security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 30-Year Bonds Futures, Call	10/22/10	$134.00	1	$1,500
U.S. Treasury 10-Year Notes Futures, Put	11/26/10	122.00	4	1,000
U.S. Treasury 30-Year Bonds Futures, Call	11/26/10	134.00	4	10,813

TOTAL WRITTEN OPTIONS (Premiums received - $11,018)				$13,313

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL

Long-term investments†:
Corporate bonds & notes	—	$14,011,150	$0	*	$14,011,150
Asset-backed securities	—	1,309,763	379,240		1,689,003

Notes to Schedule of Investments (unaudited) (continued)

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Collateralized mortgage obligations	—	$5,086,245	$23,629	$5,109,874
Mortgage-backed securities	—	11,902,094	—	11,902,094
Municipal bonds	—	164,918	—	164,918
Sovereign bonds	—	986,807	—	986,807
U.S. government & agency obligations	—	5,392,563	—	5,392,563
U.S. treasury inflation protected securities	—	192,168	—	192,168
Common stocks	$581	—	—	581
Preferred stocks	96,157	—	—	96,157
Warrants	—	155	—	155

Total long-term investments	$96,738	$39,045,863	$402,869	$39,545,470

Short-term investments†	—	4,683,604	—	4,683,604

Total investments	$96,738	$43,729,467	$402,869	$44,229,074

Other financial instruments:
Futures contracts	$(11,116)	—	—	$(11,116)
Forward foreign currency contracts	—	$(47,601)	—	(47,601)
Written options	(13,313)	—	—	(13,313)

Total other financial instruments	$(24,429)	$(47,601)	—	$(72,030)

Total	$72,309	$43,681,866	$402,869	$44,157,044

*	Value is less than $1.

†	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		COLLATERALIZED MORTGAGE OBLIGATIONS	ASSET- BACKED SECURITIES	COMMON STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2009	$0	*	—	—	$621	$0 *	$621
Accrued premiums/discounts	42		—	$102	—	—	144
Realized gain/(loss)[1]	(49,980)		—	—	(27)	(3,947)	(53,954)
Change in unrealized appreciation (depreciation)[2]	49,938		—	(112)	(13)	4,102	53,915
Net purchases (sales)	—		—	379,250	—	—	379,250
Transfers into Level 3	—		23,629	—	—	—	23,629
Transfers out of Level 3	—		—	—	(581)	(155)	(736)

Balance as of September 30, 2010	$0	*	$23,629	$379,240	—	—	$402,869

Net change in unrealized appreciation (depreciation) for investments in securities still held at September, 30, 2010[2]	—		—	$(112)	(13)	—	$(125)

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions.

[2]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase Agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Futures Contracts. The Portfolio may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Securities Traded on a To-Be-Announced Basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Notes to Schedule of Investments (unaudited) (continued)

(g) Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Forward Foreign Currency Contracts. The Portfolio may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Credit and Market Risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Other Risks. Consistent with its objective to seek high current income, the Portfolio may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(l) Security Transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,129,016
Gross unrealized depreciation	(4,918,166)

Net unrealized depreciation	$(2,789,150)

At September 30, 2010, the Portfolio had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	7	12/11	$1,734,710	$1,737,750	$3,040
U.S. Treasury 5-Year Notes	18	12/10	2,159,090	2,175,609	16,519
Ultra Long U.S. Treasury Bonds	5	12/10	706,391	706,406	15

					19,574

Contracts to Sell:
90-Day Eurodollar	7	12/12	$1,721,102	$1,727,075	(5,973)
U.S. Treasury 2-Year Notes	1	12/10	219,450	219,485	(35)
U.S. Treasury 10-Year Notes	20	12/10	2,497,935	2,520,937	(23,002)
U.S. Treasury 30-Year Bonds	5	12/10	666,914	668,594	(1,680)

					(30,690)

Net unrealized loss on open futures contracts					$(11,116)

During the period ended September 30, 2010, written option transactions for the Portfolio were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	47	$20,635
Options written	87	43,861
Options closed	(91)	(41,042)
Options exercised	(12)	(4,773)
Options expired	(22)	(7,663)

Written options, outstanding September 30, 2010	9	$11,018

At September 30, 2010, the Portfolio had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Japanese Yen	Goldman Sachs	17,664,869	$211,706	11/24/10	$2,533

Contracts to Sell:
Euro	Citibank N.A.	780,000	$1,062,923	11/24/10	$(38,038)
Japanese Yen	Citibank N.A.	17,070,000	204,577	11/24/10	(6,723)
Japanese Yen	Goldman Sachs	18,846,400	225,866	11/24/10	(5,373)

					(50,134)

Net unrealized loss on open forward foreign currency contracts					$(47,601)

At September 30, 2010, the Portfolio held TBA securities with a total cost of $6,545,985.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative Instruments and Hedging Activities.

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at September 30, 2010.

	Futures Contracts			Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$19,574	$(30,690)	$(13,313)	—	—	$(24,429)
Foreign Exchange Contracts	—	—	—	$2,533	$(50,134)	(47,601)

Total	$19,574	$(30,690)	$(13,313)	$2,533	$(50,134)	$(72,030)

During the period ended September 30, 2010, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$5,891
Written options	11,165
Forward foreign currency contracts (to buy)	197,630
Forward foreign currency contracts (to sell)	1,028,248
Futures contracts (to buy)	4,877,760
Futures contracts (to sell)	2,570,143

The Portfolio has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Portfolio. Credit related contingent features are established between the Portfolio and its derivatives counterparties to reduce the risk that the Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Portfolio’s net assets and/or a percentage decrease in the Portfolio’s Net Asset Value or NAV. The contingent features are established within the Portfolio’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 23, 2010

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	November 23, 2010